Exhibit 99.7

REGISTRATION RIGHTS AGREEMENT
between
SALTON INC.,
and
CONTRARIAN EQUITY FUND, L.P.

Dated as of October 1, 2007

TABLE OF CONTENTS
 i

REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2007 by and between Salton, Inc., a Delaware corporation (the “Company”), and Contrarian Equity Fund, L.P., a Delaware limited liability (the “Stockholder”).
     WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of October ___, 2007 (as the same may be amended, modified and supplemented from time to time prior to the date hereof, the “Merger Agreement”), by and among the Company, SFP Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“MergerSub”), and APN Holding Company, Inc. a Delaware corporation (“APN Holdco”), MergerSub will merge with and into APN Holdco (the “Merger”), and as a result thereof APN Holdco, the parent company of Applica, Inc., will become a wholly-owned subsidiary of the Company, and each outstanding share of the common stock of APN Holdco will be converted into the right to receive fully paid and non assessable shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”);
     WHEREAS, pursuant to the terms of an amendment to the terms of the Certificate of Designation of Series C Preferred Stock of the Company (the “Series C Amendment”), concurrently with the effective time of the Merger (the “Effective Time”), outstanding shares of the Company’s Series C Preferred Stock (including shares of Series C Preferred Stock owned by the Stockholder) will be converted into shares of Common Stock;
     WHEREAS, in order to induce the Stockholder to consent to the Series C Amendment, the Company has agreed to provide the Stockholder with the registration rights set forth herein
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” has the meaning set forth in the preamble.
     “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York City are permitted or required by law to be closed, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.
     “Closing Date” has the meaning set forth in the Merger Agreement.
     “Common Stock” has the meaning set forth in the recitals.

     “Company” has the meaning set forth in the preamble.
     “Deferral Notice” has the meaning set forth in Section 2(e)(ii).
     “Deferral Period” shall mean a period commencing on the date that the Company delivers a Deferral Notice to the Stockholder and terminating on the date that the Company informs that Stockholder pursuant to Section 2(f) that it may continue to sell Registrable Securities pursuant to the Prospectus.
     “Disclosure Package” means (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale (including, without limitation, a contract of sale).
     “Effective Time” has the meaning set forth in the recitals.
     “Effectiveness Period” means the period commencing on the day on which the Effective Time occurs and ending on the earlier of (i) September 7, 2008 and (ii) the date that all Registrable Securities have ceased to be Registrable Securities.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Free Writing Prospectus” means any “free writing prospectus,” as defined in Rule 405 of the Securities Act.
     “Holder Indemnified Party” has the meaning set forth in Section 5(a).
     “Indemnified Party” has the meaning set forth in Section 5(c).
     “Indemnifying Party” has the meaning set forth in Section 5(c).
     “Losses” has the meaning set forth in Section 5(a).
     “Material Event” has the meaning set forth in Section 2(e).
     “Merger” has the meaning set forth in the recitals.
     “Merger Agreement” has the meaning set forth in the recitals.
     “Merger Sub” has the meaning set forth in the recitals.
     “Person” means any individual or legal entity, including any partnership, joint venture, corporation, trust, unincorporated organization, limited liability company or governmental entity.
     “Prospectus” means the prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.
     “Public Sale” means any sale of Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market maker pursuant to the provisions of Rule 144 or any other public offering not required to be registered under the Securities Act.
     “Questionnaire” means a written notice and questionnaire in customary form delivered by the Stockholder to the Company.
     “Registrable Securities” means any and all shares of Common Stock owned by the Stockholder immediately after the Effective Time (including shares of Common Stock into which the Stockholder’s shares of Series C Preferred Stock have been converted as a result of the Series C Amendment) and any shares of capital stock or other equity interests issued or issuable to the Stockholder with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, Registrable Securities shall not include shares of Common Stock (or any other shares of capital stock or other equity interests) that (i) have been sold in a Public Sale, (ii) may be sold by the Stockholder without restriction (including volume and manner of sale restrictions) on a single day without registration in compliance with Rule 144 or (iii) cease to be outstanding.
     “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.
     “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act subsequently adopted by the SEC which permits forward inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
     “SEC” means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
     “Series C Amendment” has the meaning set forth in the recitals.
     “Shelf Registration Statement” has the meaning set forth in Section 2(a) Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.
     “Stockholder” has the meaning set forth in the preamble.
     Section 2. Registration.

          (a) The Company shall use commercially reasonable efforts to (i) prepare and file or cause to be prepared and filed with the SEC, not later than 75 days after the effective date of the Merger, a registration statement on Form S-3 (or such other form appropriate for such purpose) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Shelf Registration Statement”) registering the resale from time to time by the Stockholder of all of the Registrable Securities, and (ii) cause the Shelf Registration Statement to be declared effective under the Securities Act within 120 days following the Effective Time and, subject to any Deferral Periods, to keep the Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Shelf Registration Statement is declared effective, the Stockholder shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit the Stockholder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.
          (b) The Company will notify the Stockholder as promptly as practicable, (i) when the Shelf Registration Statement, the Prospectus, any prospectus supplement, any Disclosure Package or any post-effective amendment to the Shelf Registration Statement has been filed with the SEC and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 2(e)), state that it constitutes a Deferral Notice, in which event the provisions of Section 2(e) shall apply.
          (c) The Company will provide to the Stockholder, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, excluding all schedules, exhibits and all documents incorporated or deemed to be incorporated therein by reference.
          (d) During the Effectiveness Period, the Company will deliver to the Stockholder, in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as the Stockholder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by the Stockholder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.
          (e) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the financial statements included in the Shelf Registration Statement become ineligible for inclusion therein, the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the good faith judgment of the Company makes it necessary or advisable to suspend the availability of the Shelf Registration Statement and the related Prospectus for a discrete period of time because not to do so would be detrimental to the Company and its subsidiaries:
               (i) Subject to the Deferral Period, the Company shall, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and Prospectus so that the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and
               (ii) give notice to the Stockholder that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Stockholder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until the Stockholder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.
          (f) The Company shall use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) or (B) above, as promptly as is practicable, and (y) in the case of clause (C) above, as soon as practicable after, in the good faith judgment of the Company, public disclosure of such pending corporate development would no longer be detrimental to the interests of the Company. The Company shall promptly notify the Stockholder when the use of the Prospectus may be so resumed.
          (g) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (x) use commercially reasonable efforts to (i) register or qualify or cooperate with the Stockholder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Stockholder reasonably requests in writing (which request may be included in the Questionnaire), and (ii) keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with the offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and (y) do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.
          (h) The Company shall cooperate with the Stockholder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Shelf Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such full share denominations and registered in such names as the Stockholder may request.
          (i) The Company shall use its reasonable best efforts to cause all Registrable Securities registered under to the Shelf Registration Statement to be listed on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.
          (j) Not less than four trading days prior to the filing of the Shelf Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Stockholder copies of the “Selling Stockholder” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically the Selling Stockholder, as proposed to be filed which documents will be subject to the review of the Stockholder. The Company shall not file a Shelf Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Stockholder in its Questionnaire (as amended or supplemented).
     Section 3. Stockholder’s Obligations. The Stockholder agrees that it shall not be entitled to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless it has furnished the Company with a Questionnaire (including the information required to be included in the Questionnaire) and the information set forth in the next sentence. The Stockholder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Stockholder not misleading and any other information regarding the Stockholder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The sale of any Registrable Securities by the Stockholder shall constitute a representation and warranty by the Stockholder that the information relating to the Stockholder and its plan of distribution is as set forth in the Prospectus delivered by the Stockholder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by the Stockholder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by the Stockholder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.
     Section 4. Registration Expenses. The Company shall bear all fees and expenses incurred by it in connection with the performance by the Company of its obligations under Section 2 of this Agreement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees, (ii) printing expenses, (iii) duplication expenses relating to copies of the Shelf Registration Statement or Prospectus delivered to the Stockholder hereunder, (iv) fees and disbursements of counsel for the Company. Notwithstanding the provisions of this Section 4, the Company shall not be responsible to pay any underwriting discounts, commissions or any stock transfer taxes which may be incurred by the Stockholder in connection with any sale of Registrable Securities.
     Section 5. Indemnification.
          (a) Indemnification by the Company. The Company shall indemnify and hold harmless the Stockholder, each director, officer or Affiliate of any of the Stockholder and each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing Persons (collectively the “Holder Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or the Disclosure Package, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any other violations of applicable securities laws, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Holder Indemnified Party furnished to the Company in writing by such Holder Indemnified Party expressly for use therein; provided, that the Company shall not be liable to any Holder Indemnified Party to the extent that such Losses arise out of or are based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission if either (i) (A) such Holder Indemnified Party was required by law to send or deliver, and failed to send or deliver, a copy of the Prospectus with or prior to delivery written confirmation of the sale by such Holder Indemnified Party to the Person asserting the claims from which the Losses arise and (B) the Prospectus would have corrected such untrue statement or omission or alleged omission or (ii) (A) such Holder Indemnified Party disposed of Registrable Securities to the Person asserting the claim from which such Losses arise pursuant to the Shelf Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such Person in connection with the disposition, (B) such Holder Indemnified Party received a Deferral Notice in writing prior to the date of such disposition and (C) such untrue statement or omission or alleged omission was the reason for the Deferral Notice.
          (b) Indemnification by Stockholder. The Stockholder agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or the Disclosure Package, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only (i) with reference to information relating to such Stockholder furnished to the Company in writing by such Stockholder expressly for use in the Shelf Registration Statement, any preliminary prospectus, the Prospectus, the Disclosure Package or any amendments or supplements thereto or (ii) with respect to any Losses that may arise as a result of the disposition by the Stockholder of Registrable Securities to the Person asserting the claim from which such

Losses arise pursuant to the Shelf Registration Statement, the Prospectus or any amendments or supplements thereto if the Stockholder sent or delivered, or was required by law to send or deliver, a Prospectus in connection with such disposition, the Stockholder received a Deferral Notice with respect to such prospectus in writing prior to the date of such disposition and the untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Deferral Notice. In no event shall the liability of the Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Stockholder upon the sale of the Registrable Securities giving rise to such indemnifications obligation.
          (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and, in the reasonable judgment of the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that all such fees and expenses shall be reimbursed as they are incurred upon presentation of a statement or statements thereof in reasonable detail and subject to an undertaking to return such amounts if it is determined that such party is not entitled to indemnification under this Agreement in respect of such matter. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.
          (d) Contribution. To the extent that the indemnification provided for in Sections 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient in respect of any Losses referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the Indemnified Party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or parties on the one hand and of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Stockholder on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Stockholder or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.
          (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Stockholder or any person controlling the Stockholder, or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by the Stockholder.
     Section 6. Miscellaneous.
          (a) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company that is inconsistent with the rights granted to the Stockholder in this Agreement. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Stockholder in this Agreement and the Company will not include in the Shelf Registration Statement any securities other than the Registrable Securities.
          (b) Interpretation. Any reference in this Agreement to a statute shall be to such statute, as amended from time to time prior to the date hereof, and to the rules and regulations promulgated thereunder prior to the date hereof. Any reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with its terms. Unless the context otherwise requires, (1) all references made in this Agreement to an Article or Section are to an Article or Section of this Agreement, (2) “or” is disjunctive but not necessarily exclusive, (3) “will” shall be deemed to have the same meaning as the word “shall” and (4) words in the singular include the plural and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not so followed. All references to “$” or dollar amounts are to lawful currency of the United States of America, unless otherwise expressly stated. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
          (c) Amendments and Waivers. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by written instrument duly executed by the Company and the Stockholder. No waiver by any party of any term or condition contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition contained in this Agreement on any future occasion.
          (d) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be delivered by hand or overnight courier service or by facsimile:
If to the Stockholder, to:

Attention:
Fax:
If to the Company, to:
Salton, Inc.
1955 West Field Court
Lake Forest, Illinois 60045
Attention: General Counsel
Fax: (847) 803-1186
or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Each such communication shall be effective (i) if delivered by hand, when such delivery is made at the address specified in this Section 6(e), (ii) if delivered by overnight courier service, the next Business Day after such communication is sent to the address specified in this Section 6(d) or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 6(d) and appropriate confirmation is received.
          (e) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors. Neither party may assign its rights or duties hereunder, in whole or in part, other than by operation of law. Any purported assignment not in accordance with this Agreement shall be null and void. Except as provided in Section 6(e), this Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.
          (f) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.
          (g) Governing Law. This Agreement and any claim or controversy relating hereto shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state that would result in the application of the law of another jurisdiction.
          (h) Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6 shall be deemed effective service of process on such party.
          (i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          (j) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.
          (k) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
          (l) Rules of Construction. The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (m) Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

          (n) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the earlier of the date on which all Registrable Securities held by the Stockholder can be sold without restriction (including volume and manner of sale restrictions) on a single day without registration in compliance with Rule 144; provided, that any liabilities or obligations under Section 3, 4, or 5 shall survive termination and remain in effect in accordance with their terms.
          (o) Piggyback Registrations. If at any time during the Effectiveness Period there is not an effective Shelf Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Stockholder written notice of such determination and, if within fifteen days after receipt of such notice, the Stockholder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SALTON, INC.

By:	/s/ William Lutz

	Name:	William Lutz
	Title:	Interim Chief Executive Officer
and Chief Financial Officer

CONTRARIAN EQUITY FUND, L.P.
By: Contrarian Capital Management, L.L.C.

	By:	/s/ Jason Mudrick Name: Jason Mudrick
Title: Portfolio Manager